Exhibit 10.1

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 20, 2021, is entered into by and among WeWork Inc., a Delaware corporation, formerly known as BowX Acquisition Corp. (the “Company”), BowX Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) together with the undersigned parties listed under BowX Investors on the signature pages hereto (the “BowX Investors”), SOF-X WW Holdings, L.P., a Delaware limited partnership, and SOF-XI WW Holdings, L.P., a Delaware limited partnership (collectively, the “Starwood Investors”), and Insight Entity (the “Insight Investor” and together with the Starwood Investors, the “Anchor Investors”), the undersigned parties listed under Windmill Investors on the signature pages hereto (the “Windmill Investors” and, collectively with the BowX Investors, the Anchor Investors and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, the “Holders” and each a “Holder”).

RECITALS

WHEREAS, each of the Company and the BowX Investors is a party to, and hereby consents to, the amendment and restatement of that certain Registration Rights Agreement, dated August 4, 2020 (the “Existing Registration Rights Agreement”), pursuant to which the Company granted the BowX Investors certain registration rights with respect to certain securities of the Company, as set forth therein;

WHEREAS, the Company and the Vivek Ranadivé entered into that certain letter agreement, dated May 26, 2020 (the “Founder Shares Purchase Agreement”), pursuant to which Mr. Ranadivé purchased an aggregate of 10,062,500 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), and Mr. Ranadive subsequently transferred an aggregate of 3,363,500 Founder Shares to the other BowX Investors;

WHEREAS, on August 4, 2020, the Company entered into those certain subscription agreements (the “Private Placement Warrant Purchase Agreements”) with certain BowX Investors, pursuant to which BowX Investors purchased an aggregate of 7,773,333 private placement warrants (the “Private Placement Warrants”) to purchase, at an exercise price of $11.50 per share of Class A Common Stock;

WHEREAS, on August 4, 2020, the Company effected a stock dividend of 0.2 shares of Class B Common Stock for each share of Class B Common Stock outstanding, resulting in the BowX Investors holding an aggregate of 12,075,000 shares of Class B Common Stock (the “Founder Shares”);

WHEREAS, pursuant to that certain Sponsor Support Agreement, dated March 25, 2021, Sponsor forfeited 3,000,000 Founder Shares on the date hereof.

WHEREAS, upon the date hereof, Mr. Ranadivé transferred an aggregate of 1,811,250 shares of Class B Common Stock to BlackRock Credit Alpha Master Fund, L.P. and HC NCBR Fund.

WHEREAS, upon the closing of the transactions (the “Transactions”) contemplated by that certain Merger Agreement dated March 25, 2021 by and among the Company, BowX Merger Subsidiary Corp., a Delaware corporation (“Merger Sub”), and Windmill, a Delaware corporation (as amended, the “Merger Agreement”), 9,075,000 Founder Shares were converted into shares of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”);

WHEREAS, on March 25, 2021, the Company entered into those certain Subscription Agreements (the “Anchor Subscription Agreements”) with the Anchor Investors, pursuant to which and in connection with the closing of the Transactions, each of the Anchor Investors purchased shares of Class A Common Stock in a transaction exempt from registration under the Securities Act;

WHEREAS, on the date hereof, pursuant to the Merger Agreement, the Windmill Investors received shares of the Company’s Class A Common Stock;

WHEREAS, pursuant to Section 6.7 of the Existing Registration Rights Agreement, any amendment or modification of the terms, provisions and covenants set forth therein will not be binding upon any party unless executed in writing by such party; and

WHEREAS, the Company and the BowX Investors desire to amend and restate the Existing Registration Rights Agreement in order to provide the BowX Investors, the Anchor Investors and the Windmill Investors with certain registration rights with respect to certain securities of the Company, on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS

1.1. Definitions. The terms defined in Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or the Chief Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed and (iii) either (A) could reasonably be expected to have a material adverse effect on the Company’s ability to effect a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction or (B) relates to information the accuracy of which has yet to be determined by the Company or which is the subject of an ongoing investigation or inquiry; provided that the Company takes all action as necessary to as expeditiously as possible make such determination and conclude such investigation or inquiry.

“Agreement” shall have the meaning given in the Preamble hereto.

“Anchor Investors” shall have the meaning given in the Recitals hereto.

“Anchor Subscription Agreements” shall have the meaning given in the Recitals hereto.

“business day” means a day, other than a Saturday or Sunday, on which commercial banks in New York, New York are open for the general transaction of business.

“Block Trade” shall mean an underwritten registered offering not involving a “roadshow,” an offer commonly known as a “block trade.”

“Board” shall mean the Board of Directors of the Company.

“BowX Investors” has the meaning given in the Preamble hereto.

“Class A Common Stock” has the meaning given in the Recitals hereto.

“Closing Date” shall have the meaning given in the Merger Agreement.

“Commission” shall mean the Securities and Exchange Commission.

“Commission Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

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“Company” shall have the meaning given in the Preamble hereto and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Company Underwritten Demand Notice” shall have the meaning given in subsection 2.1.3.

“Demanding Anchor Investor” shall have the meaning given in subsection 2.1.5.

“Demanding BowX-Windmill Investor” shall have the meaning given in subsection 2.1.5.

“Demanding Holders” shall have the meaning given in subsection 2.1.3.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Existing Registration Rights Agreement” shall have the meaning given in the Recitals hereto.

“Form S-1 Registration Statement” shall have the meaning given in subsection 2.1.1.

“Form S-3 Shelf” shall have the meaning given in subsection 2.1.1.

“Founder Shares” shall have the meaning given in the Recitals hereto and shall be deemed to include the shares of Class A Common Stock issued upon conversion thereof.

“Founder Shares Purchase Agreement” has the meaning given in the Recitals hereto.

“Holders” shall have the meaning given in the Preamble hereto, for so long as such person or entity holds any Registrable Securities.

“Insider Letter” shall mean that certain letter agreement, dated as of August 4, 2020, by and between the Company, the Sponsor and each of the other parties thereto.

“Lock-Up Letter Agreements” shall mean those certain letter agreements, dated as of the Closing Date, whereby certain Holders agreed not to transfer their shares for the applicable Lock-Up Period.

“Lock-Up Periods” shall mean the periods of time during which certain Holders have agreed not to transfer their shares as set forth in the Lock-Up Letter Agreements.

“Maximum Number of Securities” shall have the meaning given in subsection 2.2.4.

“Merger Agreement” shall have the meaning given in the Recitals hereto.

“Minimum Takedown Threshold” shall have the meaning given in subsection 2.1.3.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading.

“Notices” shall have the meaning given in Section 5.

“Permitted Transferees” shall mean (a) with respect to a BowX Investor, a person or entity to whom a BowX Investor is permitted to Transfer such Registrable Securities prior to the expiration of such investor’s applicable Lock-up Period as set forth in such investor’s applicable Lock-Up Letter Agreement, and to any transferee thereafter, and (b) with respect to a Windmill Investor, a person or entity to whom such Windmill Investor is permitted to Transfer such Registrable Securities prior to the expiration of such investor’s applicable Lock-up Period as set forth in such investor’s applicable Lock-Up Letter Agreement pursuant to Section 5.2 of this Agreement and any other applicable agreement between such Windmill Investors and the Company, and to any transferee thereafter.

“Piggy-back Registration” shall have the meaning given in subsection 2.2.1.

“Private Placement Warrants” shall have the meaning given in the Recitals hereto.

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“Private Placement Warrants Purchase Agreements” shall have the meaning given in the Recitals hereto.

“Pro Rata” shall have the meaning given in subsection 2.2.4.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) any outstanding share of Class A Common Stock or any other equity security (including the Private Placement Warrants and shares of Class A Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Holder as of the date of this Agreement or hereafter acquired by a Holder upon the conversion of the Founder Shares or the exercise of any Private Placement Warrants including any shares of Class A Common Stock acquired pursuant to the Merger Agreement by the Windmill Investors or pursuant to the New SBG Warrant (as defined in the Merger Agreement), and (b) any other equity security of the Company issued or issuable with respect to any such share of Class A Common Stock referred to in the foregoing clause (a) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, and new certificates or book entry positions for such securities not bearing a legend restricting further transfer shall have been delivered by the Company; (iii) such securities shall have ceased to be outstanding; (iv) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (together with any successor rule promulgated thereafter by the Commission, “Rule 144”) (but with no volume or other restrictions or limitations thereunder); or (v) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Class A Common Stock is then listed;

(b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c) printing, messenger, telephone, delivery and road show or other marketing expenses;

(d) reasonable fees and disbursements of counsel for the Company;

(e) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(f) in an Underwritten Offering, reasonable fees and expenses of one (1) legal counsel (not to exceed $100,000 in the aggregate for each Registration without prior approval of the Company) selected by the majority-in-interest of the Demanding Holders.

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“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Removed Shares” shall have the meaning given in Section 2.6.

“Requesting Holders” shall have the meaning given in Section 2.1.5.

“Restricted Securities” shall have the meaning given in subsection 3.6.1.

“Rule 144” shall have the meaning given in the definition of “Registrable Security.”

“Rule 415” shall have the meaning given in subsection 2.1.1.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Sponsor” shall have the meaning given in the Preamble hereto.

“Subscription Agreements” shall mean those certain subscription agreements dated March 25, 2021 by and between the Company and certain subscribers to shares of Class A Common Stock.

“Transactions” shall have the meaning given in the Recitals hereto.

“Transfer” shall mean to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any interest owned by a person or any interest (including a beneficial interest) in, or the ownership, control or possession of, any interest owned by a person.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Underwritten Demand” shall have the meaning given in subsection 2.1.3.

“Underwritten Demand Notice” shall have the meaning given in subsection 2.1.3.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public, including an offering and/or sale of Registrable Securities by any Holder in a Block Trade or on an underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Windmill Investors” shall have the meaning given in the Preamble hereto.

“Withdrawal Notice” shall have the meaning given in subsection 2.1.6.

ARTICLE II

REGISTRATIONS

2.1. Shelf Registration.

2.1.1 Initial Registration. The Company shall, as promptly as reasonably practicable, but in no event later than thirty (30) days after the consummation of the transactions contemplated by the Merger Agreement, file a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) (“Rule 415”) on the terms and conditions specified in this subsection 2.1.1 and shall use its reasonable best efforts

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to cause such Registration Statement to be declared effective as promptly as reasonably practicable after the initial filing thereof, but in no event later than the earlier of (a) sixty (60) days following the filing date thereof if the Commission notifies the Company that it will “review” the Registration Statement and (b) ten (10) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. The Registration Statement filed with the Commission pursuant to this subsection 2.1.1 shall be a shelf registration statement on Form S-1 (a “Form S-1 Registration Statement”) or, if Form S-3 is available to the Company, on Form S-3 (a “Form S-3 Shelf”) or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 at any time beginning on the effective date for such Registration Statement. A Registration Statement filed pursuant to this subsection 2.1.1 shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders. The Company shall cause a Registration Statement filed pursuant to this subsection 2.1.1 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. As soon as reasonably practicable following the effective date of a Registration Statement filed pursuant to this subsection 2.1.1, the Company shall notify the Holders of the effectiveness of such Registration Statement. When effective, a Registration Statement filed pursuant to this subsection 2.1.1 (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made).

2.1.2 Form S-3 Shelf. If the Company files a Form S-3 Shelf and thereafter the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall file a Form S-1 Registration Statement as promptly as reasonably practicable to replace the shelf registration statement that is a Form S-3 Shelf and have the Form S-1 Registration Statement declared effective as promptly as reasonably practicable and to cause such Form S-1 Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities.

2.1.3 Underwritten Offering. At any time and from time to time following the effectiveness of the Registration Statement required by subsection 2.1.1 or 2.1.2, any Anchor Investor, BowX Investor, or Windmill Investor may request to sell all or a portion of their Registrable Securities (a “Demanding Holder”) in an underwritten offering that is registered pursuant to such Registration Statement, including a Block Trade (an “Underwritten Demand”), provided that such Holder(s) (a) reasonably expect aggregate gross proceeds, net of underwriting discounts and commissions, in excess of $50 million (the “Minimum Takedown Threshold”) from such Underwritten Offering or (b) reasonably expects to sell all of the Registrable Securities held by such Holder in such Underwritten Offering, provided that the total offering price is reasonably expected to exceed $25 million in the aggregate. All requests for an Underwritten Offering shall be made by giving written notice to the Company (the “Underwritten Demand Notice”). Each Underwritten Demand Notice shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Offering and the expected price range (net of underwriting discounts and commissions) of such Underwritten Offering. Within four (4) days after receipt of any Underwritten Demand Notice, the Company shall give written notice of such requested Underwritten Offering (the “Company Underwritten Demand Notice”) to all other Holders of Registrable Securities and, subject to reductions consistent with the Pro Rata calculations in subsection 2.1.5, shall include in such Underwritten Offering all Registrable Securities with respect to which the Company has received written

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requests for inclusion therein, within five (5) days after sending the Company Underwritten Demand Notice, or, in the case of a Block Trade, as provided in Section 2.6. The Company shall enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the managing Underwriter or Underwriters selected by the Demanding Holders with the written consent of the Company (such consent not to be unreasonably withheld, delayed or conditioned), and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities. In connection with any Underwritten Offering contemplated by this subsection 2.1.3, subject to Section 3.3 and Article IV, the underwriting agreement into which each Holder and the Company shall enter shall contain such representations, covenants, indemnities and other rights and obligations of the Company and such Holders as are customary in underwritten offerings of securities. In any twelve (12) month period, the Company shall not be obligated to effect more than (x) an aggregate of three (3) Registrations pursuant to an Underwritten Demand or Underwritten Offering initiated by the BowX Investors, (y) an aggregate of three (3) Registrations pursuant to an Underwritten Demand or an Underwritten Offering initiated by the Windmill Investors and (z) an aggregate of three (3) Registrations pursuant to an Underwritten Demand or an Underwritten Offering initiated by the Anchor Investors, in each case, with respect to any of all Registrable Securities.

2.1.4 Holder Information Required for Participation in Underwritten Offering. At least ten (10) business days prior to the first anticipated filing date of a Registration Statement pursuant to this Article II, the Company shall use commercially reasonable efforts notify each Holder in writing (which may be by email) of the information reasonably necessary about the Holder to include such Holder’s Registrable Securities in such Registration Statement. Notwithstanding anything else in this Agreement, the Company shall not be obligated to include such Holder’s Registrable Securities to the extent the Company has not received such information, and received any other reasonably requested agreements or certificates, on or prior to the fifth business day prior to the first anticipated filing date of a Registration Statement pursuant to this Article II.

2.1.5 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Offering, in good faith, advises the Company, the Demanding Holders and the Holders requesting to include their Registrable Securities in such Underwritten Offering (the “Requesting Holders”) (if any) in writing that, the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Class A Common Stock or other equity securities that the Company desires to sell for its own account and the Class A Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and Requesting Holders who are BowX Investors and Windmill Investors (each a “Demanding BowX-Windmill Investor”) (pro rata based on the respective number of Registrable Securities that each such Demanding BowX-Windmill Investor has requested to be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding BowX-Windmill Investors have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities, (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause, the Registrable Securities of the Demanding Holders who are Anchor Investors (each a “Demanding Anchor Investor”) (Pro Rata based on the respective number of Registrable Securities that each such Demanding Anchor Investor has so requested), (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Requesting Holders, to the

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extent not covered by the foregoing clauses (Pro Rata, based on the respective number of Registrable Securities that each Requesting Holder has so requested) exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, without exceeding the Maximum Number of Securities; (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii), and (iii), the Class A Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (v) fifth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii), (iii), and (iv), the common stock or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.6 Underwritten Offering Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marking such Underwritten Offering, a majority-in-interest of the Demanding Holders initiating an Underwritten Demand pursuant to a Registration under subsection 2.1.3 shall have the right to withdraw from a Registration pursuant to an Underwritten Offering pursuant to subsection 2.1.3 for any or no reason whatsoever upon written notification (“Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration; provided that any Requesting Holding may elect to have the Company continue an Underwritten Demand if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Demand by such Requesting Holders. If withdrawn by a Demanding Holder, any Requesting Holder may elect to continue an Underwritten Demand pursuant to the proviso in the immediately preceding sentence and such Underwritten Demand shall instead count as an Underwritten Demand demanded by such Requesting Holder for purposes of subsection 2.1.3. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Underwritten Offering and shall not include the Registrable Securities of such withdrawing Demanding Holder(s) in the applicable registration and such Registrable Securities shall continue to be Registrable Securities for all purposes of this Agreement (subject to the other terms and conditions of this Agreement). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to an Underwritten Offering prior to its withdrawal under this subsection 2.1.6.

2.2. Piggy-back Registration.

2.2.1 Piggy-back Rights. If the Company proposes to conduct a registered offering of, or to file a Registration Statement under the Securities Act with respect to an offering of, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for a rights offering or an exchange offer or offering of securities solely to the Company’s existing stockholders, (iv) for an offering of debt that is convertible into equity securities of the Company, (v) for a dividend reinvestment plan, or (vi) for a Block Trade, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering pursuant to a Form S-3 Shelf, not less than ten (10) days before the anticipated filing date of the prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution and the name of the proposed managing Underwriter or Underwriters, if any, in such offering and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggy-back

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Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggy-back Registration and shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggy-back Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1, shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.2.2 Reduction of Piggy-back Registration. If the managing Underwriter or Underwriters for a in an Underwritten Offering that is to be a Piggy-back Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggy-back Registration in writing that the dollar amount or number of the shares of Class A Common Stock or other equity securities that the Company desires to sell, taken together with (i) the shares of Class A Common Stock or other equity securities, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to this Section 2.2, and (iii) the shares of Class A Common Stock or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company exceeds the Maximum Number of Securities, then:

(a) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration: (A) first, the Class A Common Stock or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of BowX Investors and Windmill Investors exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities of Anchor Investors exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, Pro Rata, and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Class A Common Stock or other equity securities, if any, as to which Registration has been requested or demanded pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and

(b) If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, the Class A Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of BowX Investors and Windmill Investors exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities of Anchor Investors exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, Pro Rata, and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Class A Common Stock or other equity securities, if any, as to which Registration has been requested or demanded pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities.

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2.2.3 Piggy-back Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggy-back Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggy-back Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggy-back Registration (or, in the case of an Underwritten Registration pursuant to Rule 415, prior to the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggy-back Registration used for marketing such transaction). The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggy-back Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggy-back Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4 Unlimited Piggy-back Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.3 hereof shall not be counted as a Registration pursuant to an Underwritten Offering effected under subsection 2.1.3.

2.3. Market Stand-off. In connection with any Underwritten Offering of equity securities of the Company (other than a Block Trade), if requested by the managing Underwriters, each Holder that is (a) an executive officer, (b) a director or (c) Holder in excess of five percent (5%) of the outstanding Class A Common Stock (and for which it is customary for such a Holder to agree to a lock-up) agrees that it shall not transfer any shares of Common Stock or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each such Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders).

2.4. [Reserved].

2.5. Block Trades.

2.5.1 Notwithstanding any other provision of this Section 2, but subject to Section 3.4, if a Demanding Holder desires to effect a Block Trade (x) with a total offering price reasonably expected to exceed $50 million in the aggregate or (y) with respect to all remaining Registrable Securities held by the Demanding Holder; provided that the total offering price is reasonably expected to exceed $25 million in the aggregate, then such Demanding Holder shall provide written notice to the Company at least five (5) Business Days prior to the date such Block Trade will commence. The Company shall use commercially reasonable efforts to facilitate such Block Trade. The Holders shall use reasonable best efforts to work with the Company and the Underwriters (including by disclosing the maximum number of Registrable Securities proposed to be the subject of such Block Trade) in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade and any related due diligence and comfort procedures. In the event of a Block Trade, and after consultation with the Company, the Demanding Holders and the Requesting Holders (if any) shall determine the Maximum Number of Securities, the underwriter or underwriters and share price of such offering. Notwithstanding anything to the contrary in this Agreement, Section 2.2 shall not apply to a Block Trade initiated by a Demanding Holder pursuant to this Agreement. In any twelve (12) month period, the Company shall not be obligated to effect more than (x) one (1) Block Trade demanded by the BowX Investors, (y) three (3) Block Trade demanded by the Windmill Investors and (z) one (1) Block Trade demanded by each of the Anchor Investors; provided however, that the BowX Investors, Windmill Investors and the Anchor Investors shall be entitled to make no less than six (6) Block Trade demands in the aggregate in any such twelve (12) month period. For the avoidance of doubt, any Block Trade effected pursuant to this Section 2.5.1 shall not be counted as a demand for an Underwritten Demand or an Underwritten Offering pursuant to Section 2.1.3 hereof.

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2.5.2 The Demanding Holder in a Block Trade shall have the right to select the Underwriters for such Block Trade (which shall consist of one or more reputable nationally recognized investment banks).

2.6. Rule 415; Removal. If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Registration Statement on Form S-3 filed pursuant to this Section 2 is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the Commission Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09) or requires a BowX Investor, Anchor Investor or Windmill Investor to be named as an “underwriter,” the Company shall (i) promptly notify each Holder of Registrable Securities thereof (or in the case of the Commission requiring a BowX Investor, Anchor Investor or Windmill Investor to be named as an “underwriter,” the BowX Investor, Anchor Investor or Windmill Investor) and (ii) use reasonable best efforts to persuade the Commission that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the BowX Investors, Anchor Investors or Windmill Investors is an “underwriter.” The Holders shall have the right to select one legal counsel designated by the Holders of a majority of the Registrable Securities subject to such Registration Statement to review and oversee any registration or matters pursuant to this Section 2.6, including participation in any meetings or discussions with the Commission regarding the Commission’s position and to comment on any written submission made to the Commission with respect thereto. No such written submission with respect to this matter shall be made to the Commission to which the applicable Holders’ counsel reasonably objects. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 2.6, the Commission refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Removed Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415; provided, however, that the Company shall not agree to name any BowX Investor, Anchor Investor or Windmill Investor as an “underwriter” in such Registration Statement without the prior written consent of such BowX Investor, Anchor Investor or Windmill Investor, as applicable. In the event of a share removal pursuant to this Section 2.6, the Company shall give the applicable Holders at least five (5) days prior written notice along with the calculations as to such Holder’s allotment. Any removal of shares of the Holders pursuant to this Section 2.6 shall (A) first be applied to Holders other than the BowX Investors, Anchor Investors or Windmill Investors with securities registered for resale under the applicable Registration Statement, (B) second be applied to the Anchor Investors with securities registered for resale under the applicable Registration Statement and (C) thereafter allocated between the BowX Investors and Windmill Investors on a Pro Rata basis based on the aggregate amount of Registrable Securities held by the BowX Investors, Anchor Investors or Windmill Investors. In the event of a share removal of the Holders pursuant to this Section 2.6, the Company shall promptly register the resale of any Removed Shares pursuant to subsection 2.1.2 hereof and in no event shall the filing of such Registration Statement on Form S-1 or subsequent Registration Statement on Form S-3 filed pursuant to the terms of subsection 2.1.2 be counted as a Underwritten Demand hereunder. Until such time as the Company has registered all of the Removed Shares for resale pursuant to Rule 415 on an effective Registration Statement, the Company shall not be able to defer the filing of a Registration Statement pursuant to Section 2.3.

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In the case of a Form S-1 Registration Statement filed to register the resale of Removed Shares, upon such date as the Company becomes eligible to register all of the Removed Shares for resale on a Form S-3 Shelf pursuant to the Commission Guidance and, if applicable, without a requirement that any of the BowX Investors, Anchor Investors or Windmill Investors be named as an “underwriter” therein, the Company shall use commercially reasonable efforts to file a Form S-3 Shelf as promptly as practicable to replace the applicable Form S-1 Registration Statement and have the Form S-3 Shelf declared effective as promptly as practicable and to cause such Form S-3 Shelf to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities thereunder held by the applicable Holders until all such Registrable Securities have ceased to be Registrable Securities.

ARTICLE III

COMPANY PROCEDURES

3.1. General Procedures. If the Company is required to effect the Registration of Registrable Securities, the Company shall use commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall:

3.1.1 prepare and file with the Commission within thirty (30) days a Registration Statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or have ceased to be Registrable Securities;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or have ceased to be Registrable Securities;

3.1.3 prior to filing a Registration Statement or the Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and each Holder of Registrable Securities included in such Registration, and such Holder’s legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and each Holder of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders; provided that the Company shall have no obligation to furnish any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”);

3.1.4 prior to any Underwritten Offering of Registrable Securities, use commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as any Holder of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request to the extent such registration or qualification is required by applicable law and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable, in each case, to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

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3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 promptly furnish to each seller of Registrable Securities covered by such Registration Statement such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus contained in such Registration Statement (including each preliminary Prospectus and any summary Prospectus) and any other Prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

3.1.8 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of any request by the Commission that the Company amend or supplement such Registration Statement or Prospectus or the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or Prospectus the initiation or threatening of any proceeding for such purpose and promptly use commercially reasonable efforts to amend or supplement such Registration Statement or Prospectus or prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued, as applicable;

3.1.9 advise each Holder of Registrable Securities covered by such Registration Statement, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any Prospectus forming a part of such registration statement has been filed;

3.1.10 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (or such shorter period of time as may be (a) necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable or (b) advisable in order to reduce the number of days that sales are suspended pursuant to Section 3.4), furnish a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);

3.1.11 as promptly as practicable, notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event or the existence of any condition as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4, at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include a Misstatement or such Prospectus, as supplemented or amended, shall comply with law;

3.1.12 in the event of an Underwritten Offering, permit a representative of the Holders, if any, and any attorney or accountant retained by such Holders or Underwriter(s) to participate, at each such person’s or entity’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

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3.1.13 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.14 in the event of an Underwritten Offering, on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the participating Holders, the placement agents or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Holders, placement agent, sales agent or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters;

3.1.15 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.16 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act, including Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.17 use commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter(s) in any Underwritten Offering; and

3.1.18 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.

Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter, broker, sales agent or placement agent if such Underwriter, broker, sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter, broker, sales agent or placement agent, as applicable.

3.2. Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs, and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing any Holder.

3.3. Participation in Underwritten Offering.

3.3.1 No person or entity may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person or entity (i) agrees to sell such person’s or entity’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4. Suspension of Sales; Adverse Disclosure; Restriction on Registration Rights.

3.4.1 Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice such that the Registration Statement or Prospectus, as so amended or supplemented, as applicable, will not include a Misstatement), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

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3.4.2 Subject to Section 3.4.4, if the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4.2.

3.4.3 (a) During the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date ninety (90) after the effective date of, a Company-initiated Registration and provided that the Company continues to actively employ, in good faith, all reasonable efforts to maintain the effectiveness of the applicable shelf Registration Statement, the Company may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to Section 2.4 and, (b) during the period starting with the date fifteen (15) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date forty five (45) days after the effective date of, a Company-initiated Registration, and provided that the Company continues to actively employ, in good faith, all reasonable efforts to maintain the effectiveness of the applicable shelf Registration Statement, the Company may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to Section 2.4.

3.4.4 The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to Section 3.4.2 or registered offering pursuant to Section 3.4.3 shall be exercised by the Company, in the aggregate, on not more than two occasions or for more than sixty (60) consecutive calendar days, or more than one hundred and twenty (120) total calendar days, in each case during any twelve-month period.

3.5. Covenants of the Company. As long as any Holder shall own Registrable Securities, the Company hereby covenants and agrees:

3.5.1 at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13 (a) or 15(d) of the Exchange Act. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Class A Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements; and

3.5.2 reasonably promptly following the effectiveness of the shelf registration statement required by subsection 2.1.1, the Company shall cause the transfer agent to remove any restrictive legends (including any electronic transfer restrictions) from any Class A Common Stock or Private Placement Warrants held by such Holder and provide or cause any customary opinions of counsel to be delivered to the transfer agent in connection with such removal. The Company shall be responsible for the fees of the transfer agent associated with such issuance.

3.6. [Reserved].

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ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1. Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein and (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Article IV; provided, that the indemnification contained in this Article IV shall not apply to amounts paid in settlement of any losses, claims, damages, liabilities and expenses (including attorneys’ fees) if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed). The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish (or cause to be furnished) to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company. For the avoidance of doubt, the obligation to indemnify under this Section 4.1.2 shall be several, not joint and several, among the Holders of Registrable Securities, and the total liability of a Holder under this Section 4.1.2 shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

4.1.3 Any person entitled to indemnification herein shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Article IV for any legal or other expenses subsequently

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incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (a) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, (b) the indemnifying party shall have failed within a reasonable period of time to assume such defense or, having assumed such defense, has not conducted the defense of such claim actively and diligently or (c) the named parties in any such proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them, in which case the indemnified party shall be promptly reimbursed by the indemnifying party for the expenses incurred in connection with retaining one separate legal counsel, in addition to any local counsel (for the avoidance of doubt, for all indemnified parties in connection therewith). If such defense is assumed, (i) the indemnifying party shall keep the indemnified party informed as to the status of such claim at all stages thereof (including all settlement negotiations and offers), promptly submit to such indemnified party copies of all pleadings, responsive pleadings, motions and other similar legal documents and paper received or filed in connection therewith, permit such indemnified party and their respective counsels to confer with the indemnifying party and its counsel with respect to the conduct of the defense thereof, and permit indemnified party and its counsel a reasonable opportunity to review all legal papers to be submitted prior to their submission and (ii) the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof. No indemnifying party shall, without the prior written consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault, culpability or failure to act on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation that shall be in form and substance satisfactory to such indemnified party.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

4.1.5 If the indemnification provided under this Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and

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equitable if contribution pursuant to this subsection 4.1.5 were determined by Pro Rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

MISCELLANEOUS

5.1. Notices. Any notice or communication under this Agreement must be in writing and given by (a) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (b) delivery in person or by courier service providing evidence of delivery, or (c) transmission by hand delivery, electronic mail or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: WeWork Inc., 45 W. 18th Street, Floor 6, New York, NY 10011, Attention: Chief Legal Officer, Email: legal@wework.com and, if to any Holder, at such Holder’s address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 6.1.

5.2. Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Company and the Holder of Registrable Securities, as the case may be, hereunder may not be assigned or delegated by the Company or the Holders of Registrable Securities, as the case may be, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee but only if such Permitted Transferee agrees to become bound by this Agreement and any Lock-Up Period applicable to such Registrable Securities.

5.2.2 Prior to the expiration of any Lock-Up Period, no Holder subject to any such Lock-Up Period may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, in violation of the applicable Lock-Up Period, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee but only if such Permitted Transferee agrees to become bound by this Agreement and any Lock-Up Period applicable to such Registrable Securities.

5.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and this Section 5.2.

5.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

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5.3. Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4. Governing Law; Venue. THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

5.5. Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder or group of affiliated Holders, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder or group of affiliated Holders so affected and (b) any amendment hereto or waiver hereof that adversely affects the rights of any Anchor Investor shall require the consent of such entity. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.6. Other Registration Rights. Other than pursuant to the terms of the Subscription Agreements, the Company represents and warrants that no person, other than the Holders of the Registrable Securities, has any right to require the Company to register any shares of the Company’s capital stock for sale or to include shares of the Company’s capital stock in any registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other person. Further, with respect to the parties hereto, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail. For so long as at least five percent (5%) of the shares of Class A Common Stock outstanding as of the date of this Agreement remain outstanding and constitute Registrable Securities, the Company hereby agrees and covenants that it will not grant rights to register any shares of Class A Common Stock or any other class or series of equity securities of the Company pursuant to the Securities Act that are more favorable, pari passu or senior to those granted to the Holders hereunder without the prior written consent of the Holders of a majority of the total Registrable Securities.

5.7. Term. This Agreement shall terminate, with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities. The provisions of Sections 3.2 and 3.5 and Articles IV and V shall survive any termination.

5.8. Specific Performance. Each of the parties acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, to the fullest extent permitted by law, each of the parties agrees that, without posting bond or other undertaking, the other parties will be entitled to an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action, claim or suit in addition to any other remedy to which it may be entitled, at law or in equity. Each party further agrees that, in the event of any action for specific performance in respect of such breach or violation, it will not assert that the defense that a remedy at law would be adequate.

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5.9. Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties as to the matters covered herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case, written or oral, of any and every nature with respect thereto.

5.10. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY:

WEWORK INC.

By:	/s/ Jared DeMatteis
Name:Jared DeMatteis
Title:Chief Legal Officer and Secretary

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY:
WEWORK INC.

By:	/s/ Jared Dematteis
Name:	Jared Dematteis
Title:	Chief Legal Officer and Secretary

[Signature Page to A&R Registration Rights Agreement]

BOWX INVESTORS:

BOWX SPONSOR, LLC

By:	/s/ Vivek Ranadive
Name:	Vivek Ranadive
Title:	Managing Member

/s/ Vivek Ranadive		/s/ Vijay Advani
Vivek Ranadive		Vijay Advani

/s/ Murray Rode		/s/ Lori Wright
Murray Rode		Lori Wright

/s/ Eric C. W. Dunn		/s/ Nanci Caldwell
Eric C. W. Dunn		Nanci Caldwell

/s/ Daven Patel		/s/ Rafi Sayed
Daven Patel		Rafi Sayed

/s/ Suraj Patel		/s/ Shaquille O’ Neal
Suraj Patel		Shaquille O’ Neal

/s/ Vishal Sikka		/s/ Christina Dong
Vishal Sikka		Christina Dong

/s/ Ken Goldman
Ken Goldman

[Signature Page to A&R Registration Rights Agreement]

BLACKROCK CREDIT ALPHA MASTER FUND L.P.

By:	BlackRock Financial Management, Inc., in its capacity as investment advisor

By:	/s/ Christopher Biasotti
Name:	Christopher Biasotti
Title:	Authorized Signatory

HC NCBR FUND

By:	BlackRock Financial Management, Inc., in its capacity as investment advisor

By:	/s/ Christopher Biasotti
Name:	Christopher Biasotti
Title:	Authorized Signatory

[Signature Page to A&R Registration Rights Agreement]

ANCHOR INVESTORS

SOF-X WW HOLDINGS, L.P.

By:	SOF-X WW Holdings GP, L.L.C.

By:	/s/ Timothy Abram
Name:	Timothy Abram
Title:	Senior Vice President

SOF-XI WW HOLDINGS, L.P.

By:	SOF-XI WW Holdings GP, L.L.C.

By:	/s/ Timothy Abram
Name:	Timothy Abram
Title:	Senior Vice President

[Signature Page to A&R Registration Rights Agreement]

INSIGHT ENTITIES

INSIGHT PARTNERS XII, L.P.

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT PARTNERS XII (CO-INVESTORS), L.P.

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT PARTNERS XII (CO-INVESTORS) (B), L.P.

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT PARTNERS (CAYMAN) XII, L.P.

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

[Signature Page to A&R Registration Rights Agreement]

INSIGHT ENTITIES

INSIGHT PARTNERS (DELAWARE) XII, L.P.

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT PARTNERS (EU) XII, S.C. S.P.

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

[Signature Page to A&R Registration Rights Agreement]

WINDMILL INVESTORS

BENCHMARK CAPITAL PARTNERS VII (AIV), L.P. as nominee for
Benchmark Capital Partners VII (AIV), L.P.,
Benchmark Founders’ Fund VII, L.P. and
Benchmark Founders’ Fund VII-B, L.P.

By:	Benchmark Capital Management Co. VII, L.L.C., its general partner

By:	/s/ An-Yen Hu
An-Yen Hu, Officer

Address:	2965 Woodside Road
Woodside, CA 94062

[Signature Page to A&R Registration Rights Agreement]

SB WW HOLDINGS (CAYMAN) LIMITED

By:	/s/ Karen Ellerbe
Name:	Karen Ellerbe
Title:	Director

SVF ENDURANCE (CAYMAN) LIMITED

By:	/s/ Karen Ellerbe
Name:	Karen Ellerbe
Title:	Director

SVF II WW (DE) LLC

By:	/s/ Matthew Johnson
Name:	Matthew Johnson
Title:	Director

[Signature Page to A&R Registration Rights Agreement]

DAG Ventures V, L.P.

By:	/s/ John Cadeddu
Name:	John Cadeddu
Title:	Managing Director

DAG Ventures V-QP, L.P.

By:	/s/ John Cadeddu
Name:	John Cadeddu
Title:	Managing Director

[Signature Page to A&R Registration Rights Agreement]

Fidelity Securities Fund: Fidelity OTC Portfolio

By:	/s/ James Wegmann
Name:	James Wegmann
Title:	Authorized Signatory

Fidelity Contrafund: Fidelity Advisor New Insights Fund

By:	/s/ James Wegmann
Name:	James Wegmann
Title:	Authorized Signatory

Fidelity Contrafund: Fidelity Contrafund

By:	/s/ James Wegmann
Name:	James Wegmann
Title:	Authorized Signatory

Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund

By:	/s/ James Wegmann
Name:	James Wegmann
Title:	Authorized Signatory

Fidelity Contrafund: Commingled Pool	By:	Fidelity Management Trust Company as Trustee

By:	/s/ James Wegmann
Name:	James Wegmann
Title:	Authorized Signatory

[Signature Page to A&R Registration Rights Agreement]

522 Fifth Avenue Fund, L.P.

By:	/s/ Tyler Jayroe
Name:	Tyler Jayroe
Title:	Managing Director

[Signature Page to A&R Registration Rights Agreement]

National Automatic Sprinkler Industry Pension Fund

By:	/s/ Tyler Jayroe
Name:	Tyler Jayroe
Title:	Managing Director

[Signature Page to A&R Registration Rights Agreement]

PEG Digital Growth Fund II L.P.

By:	/s/ Tyler Jayroe
Name:	Tyler Jayroe
Title:	Managing Director

PEG Digital Global Private Equity Institutional Investors V LLC

By:	/s/ Tyler Jayroe
Name:	Tyler Jayroe
Title:	Managing Director

PEG Secondary Private Equity Investors II L.P.

By:	/s/ Tyler Jayroe
Name:	Tyler Jayroe
Title:	Managing Director

PEG WeWork LLC

By:	/s/ Tyler Jayroe
Name:	Tyler Jayroe
Title:	Managing Director

[Signature Page to A&R Registration Rights Agreement]

Red River Venture Capital Fund, L.P.

By:	/s/ Tyler Jayroe
Name:	Tyler Jayroe
Title:	Managing Director

[Signature Page to A&R Registration Rights Agreement]

UNITE HERE Retirement Fund

By:	/s/ Tyler Jayroe
Name:	Tyler Jayroe
Title:	Managing Director

[Signature Page to A&R Registration Rights Agreement]

Co-Op Retirement Plan Trust

JPMorgan Chase Bank, N.A., solely in its capacity as Trustee

By:	/s/ Kristopher Nickol
Name:	Kristopher Nickol
Title:	Vice President

[Signature Page to A&R Registration Rights Agreement]

Benvolio Ventures LLC – Series WeWork

By: Benvolio Group LLC, its Manager

By:	/s/ Ernest Odinec
Name:	Ernest Odinec
Title:	Manager

[Signature Page to A&R Registration Rights Agreement]

Frankfort Family Trust DTD 11/11/2003

By:	/s/ Roberta Frankfort
Name:	Roberta Frankfort
Title:	Trustee

[Signature Page to A&R Registration Rights Agreement]

Genuine Parts Company Pension Plan

By:	Wellington Management Company LLP, as investment adviser

By:	/s/ Valerie N. Tipping
Name:	Valerie N. Tipping
Title:	Counsel and Managing Director

[Signature Page to A&R Registration Rights Agreement]

Global Multi-Strategy Fund
By:	Wellington Management Company LLP, as investment adviser

By:	/s/ Valerie N. Tipping
Name:	Valerie N. Tipping
Title:	Counsel and Managing Director

[Signature Page to A&R Registration Rights Agreement]

Growth Portfolio
By:	Wellington Management Company LLP, as investment adviser

By:	/s/ Valerie N. Tipping
Name:	Valerie N. Tipping
Title:	Counsel and Managing Director

[Signature Page to A&R Registration Rights Agreement]

Hadley Harbor Master Investors (Cayman) L.P.
By:	Wellington Management Company LLP, as investment adviser

By:	/s/ Valerie N. Tipping
Name:	Valerie N. Tipping
Title:	Counsel and Managing Director

[Signature Page to A&R Registration Rights Agreement]

The Hartford Capital Appreciation Fund
By:	Wellington Management Company LLP, as investment adviser

By:	/s/ Valerie N. Tipping
Name:	Valerie N. Tipping
Title:	Counsel and Managing Director

The Hartford Growth Opportunities Fund
By:	Wellington Management Company LLP, as investment adviser

By:	/s/ Valerie N. Tipping
Name:	Valerie N. Tipping
Title:	Counsel and Managing Director

Hartford Disciplined Equity HLS Fund
By:	Wellington Management Company LLP, as investment adviser

By:	/s/ Valerie N. Tipping
Name:	Valerie N. Tipping
Title:	Counsel and Managing Director

Hartford International Equity Fund
By:	Wellington Management Company LLP, as investment adviser

By:	/s/ Valerie N. Tipping
Name:	Valerie N. Tipping
Title:	Counsel and Managing Director

[Signature Page to A&R Registration Rights Agreement]

Mid Cap Stock Fund
By:	Wellington Management Company LLP, as investment adviser

By:	/s/ Valerie N. Tipping
Name:	Valerie N. Tipping
Title:	Counsel and Managing Director

[Signature Page to A&R Registration Rights Agreement]

John Hancock Variable Insurance Trust – Mid Cap Stock Trust
By:	Wellington Management Company LLP, as investment adviser

By:	/s/ Valerie N. Tipping
Name:	Valerie N. Tipping
Title:	Counsel and Managing Director

[Signature Page to A&R Registration Rights Agreement]

Treasurer of the State of North Carolina
By:	Wellington Management Company LLP, as investment adviser

By:	/s/ Valerie N. Tipping
Name:	Valerie N. Tipping
Title:	Counsel and Managing Director

[Signature Page to A&R Registration Rights Agreement]

Vanguard U.S. Growth Fund
By:	Wellington Management Company LLP, as investment adviser

By:	/s/ Valerie N. Tipping
Name:	Valerie N. Tipping
Title:	Counsel and Managing Director

[Signature Page to A&R Registration Rights Agreement]

Empire Star Global Limited

By:	/s/ Authorized Person
Name:
Title:	Authorized Person

[Signature Page to A&R Registration Rights Agreement]